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Exhibit 99.1

AON CORPORATION
SEGMENT RECLASSIFICATION

	2002
	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	Full Year
	(millions)
REVENUE
Risk & Insurance Brokerage Services—as reported	$1,232	$1,292	$1,323	$1,416	$5,263
Less: Administrative and marketing services	(71)	(73)	(72)	(59)	(275)
Less: Auto Finance	(4)	(4)	(4)	(3)	(15)

As Reclassified	1,157	1,215	1,247	1,354	4,973
Consulting	233	248	269	304	1,054
Insurance Underwriting—as reported	578	677	646	625	2,526
Plus: Administrative and marketing services	71	73	72	59	275

As Reclassified	649	750	718	684	2,801
Corporate & Other—as reported	45	(95)	8	21	(21)
Plus: Auto Finance	4	4	4	3	15

As Reclassified	49	(91)	12	24	(6)

Total Revenue	$2,088	$2,122	$2,246	$2,366	$8,822

INCOME (LOSS) BEFORE INCOME TAXES
Risk & Insurance Brokerage Services—as reported	$187	$142	$201	$233	$763
Less: Administrative and marketing services	(4)	(4)	—	5	(3)
Less: Auto Finance	6	6	8	11	31

As Reclassified	189	144	209	249	791
Consulting	27	23	26	44	120
Insurance Underwriting—as reported	64	(2)	41	49	152
Plus: Administrative and marketing services	4	4	—	(5)	3

As Reclassified	68	2	41	44	155
Corporate & Other—as reported	(7)	(147)	(51)	(37)	(242)
Plus: Auto Finance	(6)	(6)	(8)	(11)	(31)

As Reclassified	(13)	(153)	(59)	(48)	(273)

Total Income Before Income Taxes	$271	$16	$217	$289	$793

AON CORPORATION
SEGMENT RECLASSIFICATION

	2001
	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	Full Year
	(millions)
REVENUE
Risk & Insurance Brokerage Services—as reported	$1,117	$1,154	$1,112	$1,276	$4,659
Less: Administrative and marketing services	(61)	(61)	(76)	(73)	(271)
Less: Auto Finance	(4)	(10)	(6)	(5)	(25)

As Reclassified	1,052	1,083	1,030	1,198	4,363
Consulting	212	229	232	265	938
Insurance Underwriting—as reported	567	548	565	570	2,250
Plus: Administrative and marketing services	61	61	76	73	271

As Reclassified	628	609	641	643	2,521
Corporate & Other—as reported	(85)	(14)	3	(75)	(171)
Plus: Auto Finance	4	10	6	5	25

As Reclassified	(81)	(4)	9	(70)	(146)

Total Revenue	$1,811	$1,917	$1,912	$2,036	$7,676

INCOME (LOSS) BEFORE INCOME TAXES
Risk & Insurance Brokerage Services—as reported	$126	$78	$145	$175	$524
Less: Administrative and marketing services	(1)	(4)	(10)	(3)	(18)
Less: Auto Finance	41	5	7	6	59

As Reclassified	166	79	142	178	565
Consulting	24	24	29	49	126
Insurance Underwriting—as reported	67	56	35	(8)	150
Plus: Administrative and marketing services	1	4	10	3	18

As Reclassified	68	60	45	(5)	168
Corporate & Other—as reported	(169)	(94)	(76)	(152)	(491)
Plus: Auto Finance	(41)	(5)	(7)	(6)	(59)

As Reclassified	(210)	(99)	(83)	(158)	(550)

Total Income Before Income Taxes	$48	$64	$133	$64	$309

AON CORPORATION
SEGMENT RECLASSIFICATION

	2000
	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	Full Year
	(millions)
REVENUE
Risk & Insurance Brokerage Services—originally reported	$1,074	$1,065	$1,042	$1,186	$4,367
Less: Administrative and marketing services	(56)	(57)	(58)	(75)	(246)
Less: Auto Finance	(12)	(10)	(9)	(10)	(41)

As Reclassified	1,006	998	975	1,101	4,080
Consulting	176	180	182	232	770
Insurance Underwriting—originally reported	530	552	536	549	2,167
Plus: Administrative and marketing services	56	57	58	75	246

As Reclassified	586	609	594	624	2,413
Corporate—originally reported	30	22	25	(6)	71
Plus: Auto Finance	12	10	9	10	41

As Reclassified	42	32	34	4	112

Total Revenue	$1,810	$1,819	$1,785	$1,961	$7,375

INCOME (LOSS) BEFORE INCOME TAXES
Risk & Insurance Brokerage Services—originally reported	$180	$182	$183	$145	$690
Less: Administrative and marketing services	(1)	(3)	(4)	(17)	(25)
Less: Auto Finance	(2)	(1)	—	(1)	(4)

As Reclassified	177	178	179	127	661
Consulting	19	23	26	38	106
Insurance Underwriting—originally reported	67	79	81	73	300
Plus: Administrative and marketing services	1	3	4	17	25

As Reclassified	68	82	85	90	325
Corporate—originally reported	(48)	(56)	(46)	(92)	(242)
Plus: Auto Finance	2	1	—	1	4

As Reclassified	(46)	(55)	(46)	(91)	(238)

Total Income Before Income Taxes	$218	$228	$244	$164	$854

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AON CORPORATION SEGMENT RECLASSIFICATION